Semi-Annual Report


June 30, 2001                      Pilgrim Natural
                                   Resources Trust


                                                              [LOGO] ING PILGRIM

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


          Letter to Shareholders ...............................     1
          Portfolio Managers' Report ...........................     2
          Statement of Assets and Liabilities ..................     4
          Statements of Operations .............................     5
          Statements of Changes in Net Assets ..................     6
          Financial Highlights .................................     7
          Notes to Financial Statements ........................     8
          Portfolio of Investments .............................    11

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the June 30, 2001 Semi-Annual Report for Pilgrim Natural Resources Trust (formerly Lexington Natural Resources Trust, the "Trust").

On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation. In conjunction with the acquisition, Pilgrim Investments, Inc. became Investment Advisor to the Trust.

On September 1, 2000, ING Groep N.V. (NYSE:ING) acquired ReliaStar, Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Advisor to the Trust, and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Advisor and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

At ING Pilgrim, we are dedicatedcto providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)


Sincerely,

ING Pilgrim Group, LLC.
August 8, 2001

                                                                       Portfolio
PILGRIM NATURAL RESOURCES TRUST                                 Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: James A. Vail, CFA, Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The investment objective of the Pilgrim Natural Resources Trust (the "Trust") is to seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

Market Overview: The first half of 2001 saw a major shift in market sentiment toward natural resources, specifically energy. A combination of increased supply, but more importantly, a slowdown in global demand resulted in a major commodity price decline and subsequent selling pressure on energy related shares. Non-energy, natural resource equities performed relatively better as the shares of paper and forest products, metals and precious metals were already depressed reflecting concerns over the slowing global economic activity. Despite its broad energy categorization, coal shares performed well in the period.

Performance: The Trust fell 10.6% for the six-month period ended June 30, 2001. In the same time frame the S&P 500 Index was down 6.7%. This negative comparison reflects the Trust's over exposure to energy albeit reduced from the end of 2000.

Portfolio Specifics: The Trust has lessened its energy weighting, but remains overly committed to the sector. The longer-term outlook remains positive and we expect demand to recover as global activity improves later in 2001 and into 2002. As well, natural gas and oil supplies are expected to trail demand as we move ahead. Further, as the global economy resumes its growth we expect the demand for paper and forest products and metals to also expand. In this regard the Trust established positions in Alcan, International Paper, Westvaco, Stillwater Mining and Harmony Gold Mining. Our energy holdings were repositioned by adding Peabody Energy, Massey Coal, and Cameco, North America's leading uranium supplier.

Market Outlook: While still dependent on energy, the Trust is well-positioned to benefit from a broad based global economic recovery. Currently, non-energy sectors represent 38% of assets compared to less than 20% at the end of December 2000. We believe this balance should allow the Trust to maximize returns in the environment we envision.

Portfolio
Manager's Report                                 PILGRIM NATURAL RESOURCES TRUST
--------------------------------------------------------------------------------

                                       Average Annual Total Returns for the
                                           Periods Ended June 30, 2001
                                       ------------------------------------
                                                            Since Inception
                                       1 Year     5 Year       10/14/91
                                       ------     ------       --------
Pilgrim Natural Resources Trust          1.08%      3.68%         5.68%
S&P 500 Index(1)                       -14.83      14.47         14.90(2)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Natural Resources Trust against the S&P 500 Index. The Index has an inherent performance advantage over the Trust since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Trust's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annunity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks.
(2)  Since inception performance for index is shown from 10/1/91.

Principal Risk Factor(s): Price volatility due to non-diversification and concentration in stocks in the natural resources industry. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources. These risks include those resulting from future adverse political and economic developments, as well as imposition of foreign exchange or other foreign governmental restrictions or laws.

      STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value*                                          $26,038,762
Short-term securities, at amortized cost                                        2,293,605
Cash                                                                               65,287
Foreign currencies, at value**                                                     54,897
Receivables:
  Investment securities sold                                                    1,726,848
  Fund shares sold                                                                 37,067
  Dividends and interest                                                           14,214
Prepaid expenses                                                                    1,354
                                                                              -----------
  Total assets                                                                 30,232,034
                                                                              -----------
LIABILITIES:
Payable for fund shares redeemed                                                  372,775
Payable to affiliates                                                              28,971
Other accrued expenses and liabilities                                            105,270
                                                                              -----------
  Total liabilities                                                               507,016
                                                                              -----------
NET ASSETS (equivalent to $13.19 per share on 2,254,233 shares outstanding)   $29,725,018
                                                                              ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                               $28,004,533
Undistributed net investment income                                                55,537
Accumulated net realized gain on investments and foreign currencies             1,248,243
Net unrealized appreciation of investments and foreign currencies                 416,705
                                                                              -----------
NET ASSETS                                                                    $29,725,018
                                                                              ===========
*Cost of securities                                                           $25,622,120
**Cost of foreign currencies                                                  $    54,852

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                      Six Months         Year
                                                                        Ended           Ended
                                                                       June 30,      December 31,
                                                                         2001            2000
                                                                      -----------     -----------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $3,765 and $13,061,
 respectively)                                                        $   209,636     $   290,180
Interest                                                                   53,559          48,920
                                                                      -----------     -----------
  Total investment income                                                 263,195         339,100
                                                                      -----------     -----------
EXPENSES:
Investment management fees                                                164,732         299,415
Administrative fees                                                        16,473          12,561
Shareholder reporting fees                                                  7,421          13,343
Custody and accounting fees                                                 6,290          13,476
Transfer agent fees                                                         3,801           8,184
Professional fees                                                           3,620          22,312
Miscellaneous expenses                                                      1,816          23,530
Trustees fees                                                               1,810         101,850
Registration fees                                                           1,695           1,804
                                                                      -----------     -----------
  Total expenses                                                          207,658         496,475
                                                                      -----------     -----------
Net investment income (loss)                                               55,537        (157,375)
                                                                      -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain on investments                                        2,321,026         121,624
Net realized loss on foreign currencies                                    (6,448)             --
Net change in unrealized appreciation (depreciation) of investments
 and foreign currencies                                                (5,928,076)      5,027,697
                                                                      -----------     -----------
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                                 (3,613,498)      5,149,321
                                                                      -----------     -----------
Increase (decrease) in net assets resulting from operations           $(3,557,961)    $ 4,991,946
                                                                      ===========     ===========

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                    Six Months           Year
                                                                                       Ended            Ended
                                                                                     June 30,         December 31,
                                                                                       2001              2000
                                                                                    ------------      ------------
FROM OPERATIONS:
Net investment income (loss)                                                        $     55,537      $   (157,375)
Net realized gain on investments and foreign currencies                                2,314,578           121,624
Net change in unrealized appreciation (depreciation) of investments and
 foreign currencies                                                                   (5,928,076)        5,027,697
                                                                                    ------------      ------------
Net increase (decrease) in net assets resulting from operations                       (3,557,961)        4,991,946
                                                                                    ------------      ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                                                         --          (113,715)
                                                                                    ------------      ------------
  Total distributions                                                                         --          (113,715)
                                                                                    ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       8,809,792        13,487,404
Shares resulting from dividend reinvestments                                                  --           113,715
Cost of shares redeemed                                                               (7,818,171)      (17,925,129)
                                                                                    ------------      ------------
Net increase (decrease) in net assets resulting from capital share transactions          991,621        (4,324,010)
                                                                                    ------------      ------------
Net increase (decrease) in net assets                                                 (2,566,340)          554,221
NET ASSETS:
Beginning of period                                                                   32,291,358        31,737,137
                                                                                    ------------      ------------
End of period                                                                       $ 29,725,018      $ 32,291,358
                                                                                    ============      ============
Undistributed net investment income at end of period                                $     55,537      $         --
                                                                                    ============      ============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM NATURAL RESOURCES TRUST (UNAUDITED)                           Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      Year Ended December 31,
                                                     Six Months Ended   --------------------------------------------------
                                                       June 30, 2001    2000(2)     1999       1998       1997       1996
                                                       -------------    ------     ------     ------     ------     ------
Per Share Operating Performance:
 Net asset value, beginning of period             $         14.75        12.51       11.03     14.91      14.29      11.30
 Income (loss) from investment operations:
 Net investment income (loss)                     $          0.02        (0.07)      0.06       0.08       0.06       0.05
 Net realized and unrealized gain (loss)
 on investments                                   $         (1.58)        2.36       1.50      (2.98)      1.00       2.99
 Total income (loss) from investment operations   $         (1.56)        2.29       1.56      (2.90)      1.06       3.04
 Less distributions from:
 Net investment income                            $            --         0.05       0.08       0.08         --       0.05
 Net realized gains on investments                $            --           --         --       0.90       0.44         --
 Total distributions                              $            --         0.05       0.08       0.98       0.44       0.05
 Net asset value, end of period                   $         13.19        14.75      12.51      11.03      14.91      14.29
 Total Return(1)                                  %        (10.58)       18.37      14.09     (19.62)      7.15      26.89
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $        29,725       32,291     31,737     35,418     65,263     37,934
 Ratios to average net assets:
 Expenses(3)                                      %          1.26         1.66       1.33       1.29       1.25       1.42
 Net investment income (loss)(3)                  %          0.34        (0.53)      0.34       0.42       0.39       0.40
 Portfolio turnover rate                          %            50           72         42         74        114        103

----------
(1) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Trust.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pilgrim Natural Resources Trust (the "Trust") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's Investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation. In conjunction with the aquisition, Pilgrim Investments, Inc., became the investment advisor to the Trust.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Investment Advisor to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisitions, the Investment Advisor and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Investments. Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less at the date of acquisition are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned. Premium amortization and discount accretion are determined using the effective yield method.

Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Trust intends not to be subject to any federal excise tax.

Capital loss carryforwards available for Federal income tax purposes as of December 31, 2000 were $1,066,336, and are scheduled to expire during 2006. To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to shareholders.

Distributions. Dividends from net investment income and net realized capital gains, if any, are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance

--------------------------------------------------------------------------------

with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Trust pays an investment advisory fee to ING Pilgrim Investments, LLC ("Investment Advisor") at an annual rate of 1.00% of the Trust's average daily net assets. ING Pilgrim Investments, LLC, had entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR provided the Trust with certain investment management and administrative services. Effective February 28, 2001, MSR ceased serving as sub-advisor to the Trust.

The Investment Advisor voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the six months ended June 30, 2001.

Effective July 26, 2000, ING Pilgrim Group, LLC (the "Administrator") began serving as Administrator to the Trust. The Trust pays the Administrator a fee calculated at an annual rate of 0.10% of the Trust's average daily net assets.

At June 30, 2001, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                 Accrued            Accrued
                 Advisory        Administrative
                   Fee                Fee              Total
                 --------        --------------       -------
                 $26,337             $2,634           $28,971

NOTE 3 -- INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the six months ended June 30, 2001, excluding short-term securities, were $15,205,631 and $16,025,441, respectively.

NOTE 4 -- INVESTMENT AND CONCENTRATION RISKS

The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                        Six Months                         Year
                                                           Ended                           Ended
                                                       June 30, 2001                  December 31, 2000
                                                ----------------------------    ----------------------------
                                                   Shares          Dollars         Shares          Dollars
                                                ------------    ------------    ------------    ------------
Shares sold                                          606,397    $  8,809,792       1,039,098    $ 13,487,404
Shares issued as reinvestments of dividends               --              --           8,947         113,715
Shares redeemed                                     (541,983)     (7,818,171)     (1,394,337)    (17,925,129)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding         64,414    $    991,621        (346,292)   $ (4,324,010)
                                                ============    ============    ============    ============

Pilgrim
Natural
Resources
Trust

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                          -----------
COMMON STOCK: 87.41%
                    Building Materials: 4.33%
    26,000          Martin Marietta Materials                       $ 1,286,740
                                                                    -----------
                                                                      1,286,740
                                                                    -----------
                    Coal: 11.92%
    60,000          Arch Coal, Inc.                                   1,552,200
    21,800          Consol Energy, Inc.                                 551,540
    48,000          Massey Energy Co.                                   948,480
    15,000     @    Peabody Energy Corp.                                491,250
                                                                    -----------
                                                                      3,543,470
                                                                    -----------
                    Forest Products & Paper: 9.32%
    11,000          Bowater, Inc.                                       492,140
    14,500          Georgia-Pacific Group                               490,825
    15,000          International Paper Co.                             535,500
    13,000          Temple-Inland, Inc.                                 692,770
    23,000          Westvaco Corp.                                      558,670
                                                                    -----------
                                                                      2,769,905
                                                                    -----------
                    Gas: 2.09%
    17,000          KeySpan Corp.                                       620,160
                                                                    -----------
                                                                        620,160
                                                                    -----------
                    Machinery-Diversified: 0.97%
     9,800     @    Global Power Equipment Group, Inc.                  287,140
                                                                    -----------
                                                                        287,140
                                                                    -----------
                    Mining: 18.51%
    12,700    @@    Alcan, Inc.                                         533,654
    23,400          Alcoa, Inc.                                         921,960
    40,000    @@    Cameco Corp.                                        832,000
    90,000    @@    Harmony Gold Mining Co. Ltd. ADR                    512,100
    32,000   @,@@   Inco Ltd.                                           552,320
    13,500    @@    Rio Tinto PLC ADR                                   980,775
    40,000     @    Stillwater Mining Co.                             1,170,000
                                                                    -----------
                                                                      5,502,809
                                                                    -----------
                    Oil & Gas: 24.66%
     7,500          Apache Corp.                                        380,625
    10,000          Devon Energy Corp.                                  525,000
    26,000          Diamond Offshore Drilling                           859,300
    20,000          Ensco Intl., Inc.                                   468,000
    32,000     @    Global Marine, Inc.                                 596,160
     9,000     @    Nabors Industries, Inc.                             334,800
    16,300     @    Newfield Exploration Co.                            522,578
    16,500          Noble Affiliates, Inc.                              583,275
    14,000     @    Noble Drilling Corp.                                458,500
    20,000     @    Pride Intl., Inc.                                   380,000
    16,500     @    Spinnaker Exploration Co.                           657,690
    15,000    @@    Talisman Energy, Inc.                               571,350
    21,000          USX-Marathon Group, Inc.                            619,710
    20,000          Vintage Petroleum, Inc.                             374,000
                                                                    -----------
                                                                      7,330,988
                                                                    -----------
                    Oil & Gas Services: 10.81%
    15,000          Baker Hughes, Inc.                                  502,500
    38,000     @    Grant Prideco, Inc.                                 664,620
    16,500     @    National-Oilwell, Inc.                              442,200
     8,200     @    Smith Intl., Inc.                                   491,180
    13,000          Tidewater, Inc.                                     490,100
    13,000     @    Weatherford Intl., Inc.                             624,000
                                                                    -----------
                                                                      3,214,600
                                                                    -----------
                    Packaging & Containers: 2.73%
    50,000     @    Smurfit-Stone Container Corp.                       810,000
                                                                    -----------
                                                                        810,000
                                                                    -----------
                    Pipelines: 2.07%
    25,000     @    Aquila, Inc.                                        616,250
                                                                    -----------
                                                                        616,250
                                                                    -----------
                    Total Common Stock (Cost $25,622,120)            25,982,062
                                                                    -----------
WARRANTS: 0.19%
                    Mining: 0.19%
    30,000   @,@@   Harmony Gold Mining Co. Ltd. ADR                     56,700
                                                                    -----------
                                                                         56,700
                                                                    -----------
                    Total Warrants (Cost $0)                             56,700
                                                                    -----------
                    Total Long-Term Investments (Cost $25,622,120)   26,038,762
                                                                    -----------

Principal
Amount                                                                 Value
----------                                                          -----------
SHORT-TERM INVESTMENTS: 7.71%
                U.S. Government Obligations: 7.71%
$1,100,000      Federal Home Loan Mortgage Discount Notes, 3.800%,
                  due 07/02/01                                      $ 1,099,884
   500,000      United States Treasury Bills, 3.490%, due 08/23/01      497,431
   700,000      United States Treasury Bills, 3.600%, due 08/23/01      696,290
                                                                    -----------
                Total Short-Term Investments (Cost $2,293,605)        2,293,605
                                                                    -----------
                Total Investments in Securities
                  (Cost $ 27,915,725)*                    95.31%    $28,332,367
                Other Assets and Liabilities-Net           4.69%      1,392,651
                                                         ------     -----------
                Net Assets                               100.00%    $29,725,018
                                                         ======     ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                       $ 2,324,438
                Gross Unrealized Depreciation                        (1,907,796)
                                                                    -----------
                Net Unrealized Appreciation                         $   416,642
                                                                    ===========

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-6368

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street Boston,
Massachusetts 02109

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Fund, including charges and expenses, may be obtained by calling The Pilgrim Funds at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                        NRTSEMIAN063001-082301